                                                              EXHIBIT 10-31(g)

                               SECURITY AGREEMENT


     This Security Agreement (the "AGREEMENT") dated June 27, 1996, made by Advanced Radio Technologies Corporation, a Delaware corporation with an office at 500 108th Street, N.E., Suite 2600, Bellevue, Washington 98004 (the "BORROWER" or the "GRANTOR"), to Columbia Capital Corporation, a Virginia corporation ("COLUMBIA"), as collateral agent for the benefit of the Secured Parties.

                                    RECITALS

     The registered holders (the "SECURED PARTIES") of the Bridge Note due September 30, 1996 in the original principal amount of $1,000,000, the Bridge Note due September 30, 1996 in the original principal amount of $602,900 and the Bridge Note due September 30, 1996 in the original principal amount of $1,397,100 (said Notes, as they may hereafter be amended or otherwise modified from time to time, being the "Notes," the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Grantor. The Notes have been issued in connection with the transactions contemplated by the Asset Acquisition Agreement and Plan of Reorganization dated July 3, 1996 (the "ASSET ACQUISITION AGREEMENT") among the Grantor, Advanced Radio Telecom Corp. ("Telecom"), a Delaware corporation, CommcoCCC, Inc., a Delaware corporation ("COMMCOCCC"), CCC Millimeter, L.P., a Delaware limited partnership ("CCC"), Columbia Millimeter Communications, L.P., a Delaware limited partnership ("CMC"), Columbia and Commco, L.L.C. ("CLC") which provides for the purchase by the Borrower of substantially all of the assets of CommcoCCC in exchange for the Tech Securities (as defined in the Asset Acquisition Agreement). In order to induce the Secured Parties to make the commitment set forth in the Notes, the Grantor has agreed to grant to the Secured Parties a security interest in its assets pursuant to this Agreement. The execution and delivery of this Agreement is a condition precedent to CommcoCCC's obligation to execute and deliver the Asset Acquisition Agreement and to consummate the transactions contemplated thereby.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make the advances under the Notes, the Grantor hereby agrees as follows:

          SECTION 1. CERTAIN DEFINITIONS. The following terms for all purposes of this Agreement shall have the respective meanings specified below.

          "ART 38 GHZ AUTHORIZATIONS" refers to all 38 GHz Authorizations of the Grantor, including a list containing latitude and longitude of the rectangular service area, date granted and channels authorized.

          "ART PENDING APPLICATIONS" refers to the Pending Applications of the Grantor, including latitude and longitude of the requested rectangular service area, channels requested, date filed, public notice dates and amendments.

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          "ART PERMITS" refers to all material Permits which are necessary or required for the conduct of the business of the Grantor and its subsidiaries as currently conducted and as contemplated to be conducted.

          "ART INTELLECTUAL PROPERTY" refers to all material patents, patent rights, trademarks, service marks, trade names, copyrights, rights or licenses to use the same, and any and all applications therefor, presently owned or held by the Grantor or any of its subsidiaries or of which such Issuer or any of its subsidiaries is a licensor or licensee or in which such Grantor or any of its subsidiaries has any right.

          "COLUMBIA" means Columbia Capital Corporation, a Virginia corporation.

          "CLC" means Commco, L.L.C., a Delaware limited liability partnership.

          "CMC" means Columbia Millimeter Communications, L.P., a Delaware limited partnership.

          "COMMCOCCC 38 GHZ AUTHORIZATIONS" refers to all 38 GHz Authorizations of Columbia, CMC and CLC, including latitude and longitude of the rectangular service area, date granted and channels authorized.

          "COMMCOCCC PENDING APPLICATIONS" refers to the Pending Applications of Columbia, CMC and CLC, including latitude and longitude of the requested rectangular service area, channels requested, date filed, public notice dates and amendments.

          "COMMCOCCC PERMITS" refers to all material Permits which are necessary or required for the conduct of the business of CommcoCCC as currently conducted and as contemplated to be conducted.

          "COMMCOCCC INTELLECTUAL PROPERTY" refers to all material patents, patent rights, trademarks, service marks, trade names, copyrights, rights or licenses to use the same, and any and all applications therefor, presently owned or held by CommcoCCC or of which CommcoCCC is a licensor or licensee or in which CommcoCCC has any right.

          "DISTRIBUTION" means (a) the declaration or payment of any dividend or distribution on or in respect of any shares of capital stock, other than dividends payable solely in shares of common stock, (b) the purchase or other retirement of any shares of capital stock or (c) any other distribution on or in respect of any shares of capital stock.

          "EVENT OF DEFAULT" means an Event of Default as defined in the Notes.

          "FCC" means the Federal Communications Commission.

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          "PENDING APPLICATION" means an application that was filed with the FCC prior to November 13, 1995, to obtain a 38 GHz Authorization, which as of the date hereof has not been granted or dismissed by the FCC, and which was placed on public notice by the FCC and held in abeyance pursuant to the notice of proposed rulemaking issued by the FCC on December 15, 1995 pursuant to which it proposed to amend its current rules to provide for, among other things, (i) the adoption of an auction procedure for the issuance of licenses in the 38 GHz band, including a possible auction of the lower 16 channels in the 38 GHz band that have not been previously available for commercial use, (ii) the continuation of the 100 MHZ-based channeling plan and licensing rules for point-to-point microwave operations in the lower 16 channels, (iii) licensing frequencies using predefined geographic service areas, (iv) the imposition of minimum construction requirements for new authorizations and existing 38 GHz licenses as a condition to the retention of existing authorizations and (v) the implementation of certain technical rules designed to avoid radio frequency interference among licensees.

          "PERMITS" means all licenses, permits, orders, consents, approvals, registrations, authorizations, qualifications and filings under all federal, state, local or foreign laws with governmental or regulatory bodies, except for the 38 GHz Authorizations and the Pending Applications.

          "38 GHZ AUTHORIZATIONS" means construction permits granted by the FCC for the construction and operation of millimetric microwave telecommunications systems on specific 100 MHZ channels between 37.0 GHz and 40.0 GHz on the radio frequency spectrum each within a specified geographic footprint with up to a 50-mile radius.

Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code (the "CODE) as in effect in the State of Delaware are used herein as therein defined.

          SECTION 2. GRANT OF SECURITY. The Grantor hereby assigns and pledges to Columbia, as collateral agent for the benefit of the Securities Parties, and hereby grants to Columbia, as collateral agent for the benefit of the Secured Parties a security interest in, to the extent permitted by law, all of the Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired (the "COLLATERAL"):

          (a) the ART 38 GHZ Authorizations, the ART Pending Applications, the ART Permits, the ART Intellectual Property, the CommcoCCC 38 GHz Authorizations, the CommcoCCC Pending Applications, the CommcoCCC Permits and the CommcoCCC Intellectual Property, to the extent a security interest therein is permitted by applicable law;

          (b) all equipment in all of its forms, wherever located, now or hereafter existing, and all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

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          (c)  all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all finished goods and raw materials and work in process, and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by the Grantor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

          (d) 10,013,055 shares of Common Stock, $.001 par value in Telecom (the "PLEDGED STOCK"), representing all shares of capital stock in Telecom owned by the Grantor on the date hereof;

          (e) all accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles and obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "RECEIVABLES," and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS"); and

          (f) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a), (b), (c) and (d) of this Section and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

          SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all obligations of the Grantor now or hereafter existing under the Notes, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor being the "OBLIGATIONS").

          SECTION 4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Columbia of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Secured Parties shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to the Secured Parties as follows:

          (a) The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper that evidence
Receivables, have been delivered to the Secured Parties. None of the Receivables is evidenced by a promissory note or other instrument.

          (b) All shares of Pledged Stock are and shall be at all times duly authorized, validly issued, fully paid and nonassessable. The Grantor will deliver to Columbia certificates representing the Pledged Stock, registered, if Columbia so requests, in the name of Columbia or its nominee, as pledgee, or accompanied by a stock transfer power executed in blank and, if Columbia so requests, in the name of Columbia or its nominee, as pledgee, or accompanied by a stock transfer power executed in blank and, if Columbia so requests, with the signature guaranteed, all in form and manner satisfactory to Columbia.

          (c) The Grantor owns the Collateral to this Agreement free and clear of any lien, security interest, charge or encumbrance, except for the security interest created by this Agreement and the security interest of CRA, Inc. pursuant to the Security Agreement dated April 1, 1996 between Advanced Radio Telecom Corp. and CRA, Inc. (the "CRA Security Interest"). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Parties relating to this Agreement or such relating to the CRA Security Interest. The Grantor has no trade name.

          (d) Each Receivable and Related Contract is a bona fide, valid and legally enforceable property right of the Grantor and, so far as the Grantor knows, is enforceable against any other party thereto in respect thereof, except for Receivables and Related Contracts that do not, in the aggregate, materially and adversely affect the value of the Collateral taken as a whole. All consents, licenses, approvals and authorizations of, and declarations with, any governmental authority required to be obtained, effected or given in connection with the execution, delivery and performance of each Receivable and Related Contract by the Grantor have been or will be duly obtained, effected or given and are or will be in full force and effect, except where the failure to do so does not materially and adversely affect the value of the Collateral taken as a whole.

          (e) The Grantor has exclusive possession and control of the Equipment and Inventory.

          (f) With respect to each Receivable, neither the Grantor nor, so far as the Grantor knows, any other party to such Receivable is in default in the performance or observance of any of the terms thereof and the Grantor has fully performed in all material respects all its material obligations under each Receivable as of the date such performance is due; and, to the best of the Grantor's knowledge, the right, title and interest of the Grantor in and to any Receivable is not subject to any defense, offset, counterclaim or claim
(except as otherwise explicitly provided therein), nor have any of the foregoing been asserted or, to the best of the Grantor's knowledge, threatened against the Grantor as to any Receivable, except for such defaults, defenses, offsets, counterclaims and claims as do not materially and adversely affect the value of the Collateral taken as a whole.

          (g) This Agreement creates a valid and perfected security interest in all of the Collateral other than the ART 38 GHz Authorizations, the ART Pending Applications, the CommcoCCC 38 GHz Authorizations and the CommcoCCC Pending Applications, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (h) This Agreement creates a valid security interest in the Collateral, other than the ART 38 GHZ Authorizations, the ART Pending Applications, the CommcoCCC 38 GHz Authorizations and the CommcoCCC Pending Applications, in favor of the Secured Parties; upon the filing of the financing statements and the payment of applicable filing fees, such security interest will be prior to all other liens, claims, security interests, encumbrances and rights of others, except the CRA Security Interest; such security interest is enforceable, except as it relates to the ART 38 GHz Authorizations, the ART Pending Applications, the CommcoCCC 38 GHz Authorizations and the CommcoCCC Pending Applications, as such as against creditors of and purchasers from the Grantor and as against any owner of the real property where any of the Equipment is located and as against any purchaser of real property and any present or future creditor obtaining a lien on such real property; and all action necessary to protect and perfect such security interest in each item of the Collateral will have been duly taken prior to the initial Advance.

          (i) The amount represented by the Grantor to the Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of the Receivables of the Grantor will at such time be the correct amount actually and, to the best of the Grantor's knowledge, unconditionally owing by such account debtors thereunder.

          (j) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Secured Parties of its rights and remedies hereunder.

          SECTION 6. FURTHER ASSURANCES.  (a)     The Grantor agrees that from
time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that

Columbia may request, in order to perfect and protect the security interest granted hereby or to enable Columbia, on behalf of the Secured Parties to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) mark conspicuously each document included in its Inventory and each chattel paper included in its Receivables and each of its Related Contracts and, at the request of Columbia, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Columbia, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any of its Receivables shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to Columbia on behalf of the Secured Parties hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Columbia; (iii) execute and deliver any and all such further chattel paper and instruments and take such further action as Columbia may reasonably request to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the security interest granted hereby; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Columbia may request, in order to perfect and preserve the security interests granted hereby. Upon entering into any material contract hereafter, the Grantor will use its best efforts to obtain a collateral assignment of such contract hereunder, by a writing in form and substance reasonably satisfactory to Columbia, if and to the extent requested by the Secured Parties.

          (b) The Grantor hereby authorizes Columbia to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of its Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor will furnish to Columbia from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Columbia may reasonably request, all in reasonable detail.

          SECTION 7. AS TO EQUIPMENT AND INVENTORY.  The Grantor shall:

          (a) cause its Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of its Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end; and the Grantor shall promptly furnish to Columbia a statement respecting any loss or damage to any of its Equipment; and

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

          (b) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith.

          SECTION 8. INSURANCE. The Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Columbia from time to time. The Grantor shall, if so requested by Columbia, deliver to Columbia the original or duplicate policies of such insurance and, as often as Columbia may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor shall, at the request of Columbia, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6 and cause the respective insurers to acknowledge notice of such assignment.

          SECTION 9. AS TO RECEIVABLES AND RELATED CONTRACTS. (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning its Receivables, and all originals of all chattel paper that evidence its Receivables, at the location therefore specified in Section 5(a) or, upon 30 days' prior written notice to Columbia, at such other location in a jurisdiction where all action required by Section 6 shall have been taken with respect to its Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of Columbia at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under its Receivables. In connection with such collections, the Grantor may take (and, at the Secured Party's direction, shall take) such action as the Grantor or Columbia reasonably may deem necessary or advisable to enforce collection of its Receivables.

          (c) The Grantor will not (i) amend, modify, terminate or waive any provision of any material Receivable in any manner that could be reasonably anticipated to materially and adversely affect the value of such Receivable as Collateral or that materially and adversely affects the rights granted to Columbia, for the benefit of the Secured Parties thereunder, including, without limitation, provisions regarding notices of default, (ii) fail to exercise promptly and diligently each and every material right that it may have under each material Receivable (other than any right of termination) or (iii) fail to deliver to Columbia a copy of each material demand, notice or other document received by it relating in any way to any material Receivable.

          SECTION 10. AS TO PLEDGED STOCK. (a) Until an Event of Default shall occur, the Grantor shall be entitled to receive all Distributions on or with respect to the Pledged Stock. If an Event of Default shall have occurred, all Distributions on or with respect to the Pledged Stock shall be retained by Columbia (or if received by the Grantor shall be held by the Grantor

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

in trust and shall be immediately delivered by the Grantor to Columbia in the original form received, endorsed in blank) and held by Columbia as part of the Collateral.

          (b) Until an Event of Default shall occur, the Grantor shall be entitled to vote or consent with respect to the Pledged Stock in any manner not inconsistent with the terms of the Notes, and Columbia will, if so requested, execute appropriate revocable proxies therefor. If an Event of Default shall have occurred, if and to the extent that Columbia shall so notify the Grantor in writing, only Columbia shall be entitled to vote or consent or take any other action with respect to the Pledged Stock (and the Grantor will, if so requested, execute or cause to be executed appropriate proxies therefor).

          SECTION 11.         TRANSFERS AND OTHER LIENS.  The Grantor shall not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business; or

          (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person, except for (i) the security interest created by this Agreement and (ii) the CRA Security Interest.

          SECTION 12. COLUMBIA APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints Columbia such Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, Columbia or otherwise, from time to time in Columbia's discretion, to take any action and to execute any instrument that Columbia may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 9), including, without limitation:

          (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (ii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above,

          (iii) to file any claims or take any action or institute any proceedings that Columbia may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Columbia with respect to any of the Collateral and

          (iv) to file any application, petition or other request with the FCC or any other governmental authority for the purpose of obtaining any consent or approval from or satisfying any filing or notice requirement of such governmental authority in order to effect a sale or transfer of any or all of the Collateral or a change in control of the Grantor.

          SECTION 13. COLUMBIA MAY PERFORM. If the Grantor fails to perform any agreement contained herein, then Columbia may itself perform, or cause performance of, such agreement, and the expenses of Columbia incurred in connection therewith shall be payable by the Grantor under Section 16(b).

          SECTION 14. THE SECURED PARTIES. The powers conferred on Columbia hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Columbia shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 15.         REMEDIES.   If any Event of Default shall have
occurred and be continuing:

          (a) Columbia may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or in the Note or otherwise available to it, all the rights and remedies of a Secured Party on default under the Code, whether or not the Code applies to the affected Collateral, and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of Columbia forthwith, assemble all or part of the Collateral as directed by Columbia and make it available to Columbia at a place to be designated by Columbia that is reasonably convenient to both parties and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Columbia may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Columbia shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Columbia may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.


          (b) All cash proceeds received by Columbia in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Columbia, be held by Columbia as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Columbia pursuant to Section 16) in whole or in part by Columbia against, all or any part of the Obligations in such order as Columbia shall elect. Any surplus of such cash or cash proceeds held by Columbia and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus. The Grantors also agree to execute, in order to effectuate any sale provided for in subsection (a) of this Section, any endorsements, assignments or other instruments of conveyance or transfer with respect to any or all of the Collateral.

Notwithstanding any other provision of this Agreement, the exercise of the Secured Parties' rights and remedies under this Agreement shall in all events be subject to obtaining any necessary FCC approval.

          SECTION 16. INDEMNITY AND EXPENSES. (a) The Grantor agrees to indemnify Columbia from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Columbia's gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to Columbia the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Columbia may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties and security interests hereunder, and all obligations of the Grantors hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of the Asset Acquisition Agreement, the Note or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Asset Acquisition Agreement or the Note;

          (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or


          (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor of a security interest.

          SECTION 18. FURTHER INDEMNIFICATION. The Grantor agrees to pay, and to save Columbia and the Secured Parties harmless from and against, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes (other than any gross receipt tax that is in the nature of a net income tax, any franchise tax and any tax measured by net income) that may be payable or determined to be payable by the Grantor with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          SECTION 19. FCC NOTIFICATION. In the event that the requirements of 47 C.F.R. Section 22.917, or any successor regulation, are or become applicable to this Agreement, Columbia agrees, to the extent required to do so, to notify the Grantor and the FCC in writing at least ten days prior to repossession, in accordance with this Agreement, of all or any part of the Collateral that is subject to said regulation.

          SECTION 20. APPOINTMENT OF RECEIVER. It is further agreed that, upon acceleration of the Note following the occurrence of an Event of Default, Columbia shall be entitled to the appointment of a receiver of the Collateral as a matter of absolute right and without notice and to collect the rents, issues and profits of the Collateral due and coming due without regard to the value of the Collateral or the solvency of any person or persons liable for payment of the Note. This provision for the appointment of a receiver is an express condition upon which the Advances hereby secured are made. The reasonable expenses incurred by Columbia pursuant to the powers herein contained shall be an Obligation secured by this Agreement.

          SECTION 21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

          SECTION 22. AMENDMENTS, WAIVERS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by Columbia, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 23. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (which may be a facsimile transmission) and, if to the Grantor, mailed or telegraphed or delivered to it, addressed to it at 500 108th Ave., N.E. Suite 2600, Bellevue, WA 98004, Attention of Thomas A. Grina, telecopier number (206) 990-1642; if to Columbia, mailed or delivered to it, addressed to it at 201 North Union Street, Suite 300, Alexandria, Virginia 22314, Attention of James B. Fleming, telecopier number (703) 519-3904; or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when deposited in the mails or delivered by telecopier, addressed as aforesaid.

          SECTION 24.         CONTINUING SECURITY INTEREST; TRANSFER OF NOTE.
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Grantor, its successors and assigns and
(iii) inure to the benefit of the Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each of the Secured Parties may assign or otherwise transfer the Note held by it to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to each of the Secured Parties herein or otherwise. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon such termination, Columbia will, at the Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          SECTION 25. GOVERNING LAWS. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that the validity or perfection of the security interests thereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Delaware.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                              ADVANCED RADIO TECHNOLOGIES
                              CORPORATION


                              By:______________________________
                                 Name:
                                 Title:


                              COLUMBIA CAPITAL CORPORATION,
                                as Collateral Agent for the Benefit
                                of the Secured Parties

                              By:______________________________
                                 Its: